SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 13, 1998

                          Block Mortgage Finance, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


          333-14041                                    43-1758633
     (Commission File Number)                (IRS Employer Identification No.)

4435 Main Street, Suite 500, Kansas City, Missouri                  64111
 (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (816) 435-5000

                                 Not applicable
         (Former name or former address, if changed since last report)


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ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

Exhibit 99 Computational Materials Relating to Block Financial Corporation Series 1998-2.







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BLOCK MORTGAGE FINANCE, INC., as
                                        Registrant

Date: July 16, 1998                     By: /s/ Bret G. Wilson
                                           ----------------------------
                                            Bret G. Wilson, President


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                                         Description
-----------                                         -----------

  99                                    Computational Materials Relating to
                                        Block Financial Corporation
                                        Series 1998-2.